SUMMARY PROSPECTUS MAY 1, 2010	Emerging Markets Equity Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2010, along with the Portfolio’s most recent annual report dated December 31, 2009, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is to seek capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.14%
Distribution and Service (12b-1) Fees	None
Other Expenses*	0.49%
Total Portfolio Operating Expenses*	1.63%
Expense Reimbursement	(0.13)%
Net Expenses**	1.50%

*	Restated to reflect current expenses.
**

The Portfolio’s investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, and extraordinary expenses) to an annual rate of 1.50% of the Portfolio’s average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$497	$870	$1,918

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66.35% of the average value of its portfolio.

Northwestern Mutual Series Fund, Inc.	NMSF–52

Emerging Markets Equity Portfolio

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. Such equity securities may include common stocks, preferred stocks, securities convertible into stock and depositary receipts for those securities. Emerging market countries may include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets. Currently, such countries are located in Latin America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe. In seeking to achieve its investment objective, the Portfolio may engage in active and frequent trading.

The Portfolio may invest in companies of any size. Although the Portfolio is diversified, the Portfolio may invest a relatively large percentage of its assets in the equity securities of a single issuer or a small number of issuers. The adviser may invest a relatively large percentage of the Portfolio’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The adviser may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments. To the extent such instruments have economic characteristics similar to the equity securities in which the Portfolio primarily invests, they may be included as part of the Portfolio’s 80% investment requirement.

The adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The Portfolio may sell securities for a variety of reasons such as to seek to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below. More information on these and other risks of investing in the Portfolio can be found beginning on page 83 of the Northwestern Mutual Series Fund, Inc. Prospectus, under “MORE ABOUT INVESTMENT STRATEGIES AND RISKS.”

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio.

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could magnify losses. To the extent the value of an underlying instrument is sensitive to interest rate changes, derivatives could involve interest rate risk. Derivatives also involve management, credit, liquidity and market risks, and the risks of mispricing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio may sustain a loss in the event the counterparty to a derivatives transaction fails to make required payments or otherwise comply with the terms of the contract. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested.

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Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.

NMSF–53	Northwestern Mutual Series Fund, Inc.

Emerging Markets Equity Portfolio

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although diversified, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.

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Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

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Geographic Concentration Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

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Liquidity Risk – Particular investments, such as restricted securities, small and micro cap stocks, foreign securities and derivatives, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources higher risk of failure, and less liquid trading markets.

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Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

Northwestern Mutual Series Fund, Inc.	NMSF–54

Emerging Markets Equity Portfolio

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 30.57%    Worst Qtr: 3rd – ‘08 -30.50%

Average Annual Total Return

(for periods ended December 31, 2009)

1 Yr	Since Inception on 04/30/07
Emerging Markets Equity Portfolio
69.73%	-1.98%
MSCI® Emerging Markets Index
79.02%	3.41%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average
73.45%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Advisor: Massachusetts Financial Services Company (MFS®)

Portfolio Managers: Jose Luis Garcia, Investment Officer of MFS, has managed the Portfolio since 2008.

Robert Lau, Investment Officer of MFS, has managed the Portfolio since 2009.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

NMSF–55	Northwestern Mutual Series Fund, Inc.